INVESCO EXCHANGE-TRADED FUND TRUST II
SUPPLEMENT DATED December 19, 2025 TO THE PROSPECTUS
DATED February 28, 2025 OF:
Invesco Global Water ETF (PIO)
(the “Fund”)
The Fund seeks to track the investment results (before fees and expenses) of the Nasdaq OMX Global WaterTM Index (the “Underlying Index”), which is compiled and maintained by Nasdaq, Inc. (the “Index Provider”). The Index Provider has revised the eligibility criteria for inclusion of a security in the Underlying Index. Accordingly, effective immediately, the Fund’s Statutory Prospectus is revised as follows:
1.
In the section titled Additional Information About the Fund’s Strategies and Risks- Nasdaq OMX Global WaterTM Index, the first sentence of the first paragraph is deleted and replaced with the following:
The Underlying Index is designed to track the performance of companies that create products that conserve and purify water for homes, businesses, and industries, as determined by SustainableBusiness.com LLC, a third-party service provider.
2.
In the section titled Additional Information About the Fund’s Strategies and Risks- Nasdaq OMX Global WaterTM Index, the second paragraph is deleted and replaced with the following:
To be eligible for inclusion in the Underlying Index, a security also must meet the following criteria:
(i) the security must be listed on an eligible global stock exchange, as determined pursuant to the Underlying Index’s methodology;
(ii) the security must have a minimum worldwide market capitalization of $50 million; and
(iii) the security must have a minimum three-month average daily dollar trading volume of $250,000
Please Retain This Supplement for Future Reference.
P-PIO-PRO-SUP 121925